UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2021

Stronghold Digital Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40931	86-2759890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, 28th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 967-5294 Not applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SDIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
NYDIG Financing Agreement

On December 15, 2021, Stronghold Digital Mining BT, LLC (“Digital Mining BT”), a wholly owned subsidiary of Stronghold Digital Mining, Inc. (the “Company”) entered into a Master Equipment Finance Agreement (the “NYDIG Financing Agreement”) with NYDIG ABL LLC (“NYDIG”) whereby NYDIG agreed to lend Digital Mining BT up to $53,952,000 to finance the purchase of certain Bitcoin miners and related equipment (the “NYDIG-Financed Equipment”). As of December 17, 2021, Digital Mining BT has drawn down $18,559,488, which reflects amounts associated with two of three available tranches. The aggregate principal amount outstanding bears interest of 9.85% and is payable in 24 consecutive monthly installments. Under the terms of the NYDIG Financing Agreement, Digital Mining BT will pay a 1.25% fee on undrawn amounts on the third tranche if such amounts are not requested by April 30, 2022. Outstanding borrowings under the NYDIG Financing Agreement are secured by the NYDIG-Financed Equipment, contracts to acquire NYDIG-Financed Equipment, and the Bitcoin mined by the NYDIG-Financed Equipment. The NYDIG Financing Agreement includes customary restrictions on additional liens on the NYDIG-Financed Equipment. The NYDIG Financing Agreement may not be terminated by Digital Mining BT or prepaid in whole or in part. The foregoing description of the NYDIG Financing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the NYDIG Financing Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2021.
Item 7.01 Regulation FD Disclosure
On December 20, 2021, the Company issued a press release announcing the NYDIG Financing Agreement, Supplier Purchase Agreements, Cryptech Purchase Agreement and Luxor Purchase Agreement (as defined below). A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.
Item 8.01 Other Events
NYDIG Forward Sale
On December 15, 2021, Stronghold Digital Mining, LLC (“Digital Mining”), a subsidiary of the Company, entered into a Prepaid Variable Digital Asset Forward Transaction with NYDIG Derivatives Trading LLC (“NYDIG Trading”) providing for the sale of 250 Bitcoin (the “Sold Bitcoin”) at a floor price of $28,000 per Bitcoin (such sale, the “Forward Sale”). Pursuant to the Forward Sale, NYDIG Trading paid Digital Mining an amount equal to the floor price per Bitcoin (the “Initial Sale Price”) on December 16, 2021. On September 24, 2022, the Sold Bitcoin will be sold to NYDIG Trading at a price equal to the market price for Bitcoin on September 23, 2022, less the Initial Sale Price, subject to a capped final sale price of $85,500 per Bitcoin.

Supplier Purchase Agreements

    On December 10, 2021, Stronghold Digital Mining Operating, LLC, a Delaware limited liability company, and subsidiary of the Company, entered into a Hardware Purchase and Sale Agreement (the “First Supplier Purchase Agreement”) to acquire 3,000 MicroBT WhatsMiner M30S miners (the “M30S Miners”) with a hash rate per unit of 87 terahash per second (“TH/s”). Pursuant to the First Supplier Purchase Agreement, the unit price per M30S Miner is $6,960 for a cumulative purchase price of $20,880,000 that was paid in full within five business days of the execution of the First Supplier Purchase Agreement. The M30S Miners are expected to be delivered to the Scrubgrass power plant located at 2151 Lisbon Road, Kennerdell, PA (the “Scrubgrass Plant”) or the Panther Creek power plant located at 1001 Industrial Road, Nesquehoning, Pennsylvania, 18240 (the “Panther Creek Plant”) prior to December 31, 2021. The Scrubgrass Plant and Panther Creek Plant are wholly owned by affiliates of the Company. The Company expects the M30S Miners to be operational at the Scrubgrass Plant or Panther Creek Plant by January 15, 2022.

On December 16, 2021, Digital Mining entered into a Second Hardware Purchase and Sale Agreement (the “Second Supplier Purchase Agreement,” together with the First Supplier Purchase Agreement, the “Supplier Purchase Agreements”) to acquire a cumulative amount of approximately 4,280 M30S Miners and MicroBT WhatsMiner M30S+ miners with a hash rate per unit of 100 TH/s (the “M30S+ Miners”). Pursuant to the Second Supplier Purchase Agreement, the unit price per M30S Miner is $2,714 and the unit price per M30S+ Miner is $3,520 for a cumulative purchase price of $11,340,373. The M30S Miners and M30S+ Miners are expected to be delivered to the Scrubgrass Plant or Panther Creek Plant in the first or second quarter of 2022.
Cryptech Purchase Agreement
On December 7, 2021, the Company entered into a Hardware Purchase and Sales Agreement (the “Cryptech Purchase Agreement”) with Cryptech Solutions, Inc to acquire 1,000 Bitmain S19a miners (the “Cryptech Miners”) with a hash rate of 96 TH/s for a total purchase price of $8,592,000. Pursuant to the Cryptech Purchase Agreement, all hardware will be paid for in advance of being shipped to the Company. The Cryptech Miners are expected to be received by the Company at either the Scrubgrass Plant or the Panther Creek Plant prior to January 15, 2022. The Company expects the Cryptech Miners to be operational by January 15, 2022.
Luxor Purchase Agreement

On November 30, 2021, the Company entered into a purchase agreement (the “Luxor Purchase Agreement”) with Luxor Technology Corporation to acquire 400 Antminer T19 miners with a hash rate of 84 TH/s and 400 Antminer T19 miners with a hash rate of 88 TH/s (collectively, the “Luxor Miners”) for a total purchase price of $6,260,800. The Luxor Miners are expected to be received by the Company at the Scrubgrass Plant or Panther Creek Plant prior to January 15, 2022. The Company expects the Luxor Miners to be operational by January 15, 2022.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1*	Press Release, dated as of December 20, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

_____________
*    Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STRONGHOLD DIGITAL MINING, INC.

By: /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Chief Executive Officer and Co-Chairman
Date: December 20, 2021